Exhibit 10.1

[CONFORMED AS EXECUTED]

FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT

AND INTERCOMPANY SUBORDINATION AGREEMENT

FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT AND INTERCOMPANY SUBORDINATION AGREEMENT (this “First Amendment”), dated as of January 20, 2005, among QUALITY DISTRIBUTION, INC., a Florida corporation (“Holdings”), QUALITY DISTRIBUTION, LLC, a Delaware limited liability company (the “Borrower”), various Subsidiaries of the Borrower, the lenders from time to time party hereto (each, a “Lender” and, collectively, the “Lenders”), and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, the Lenders from time to time party thereto, JPMorgan Chase Bank, as Documentation Agent, Deutsche Bank Securities Inc. and Bear Stearns Corporate Lending Inc., as Co-Syndication Agents, and the Administrative Agent are parties to a Credit Agreement, dated as of November 13, 2003 (the “Credit Agreement”);

WHEREAS, Holdings, the Borrower, various Subsidiaries of the Borrower and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Collateral Agent, are parties to an Intercompany Subordination Agreement, dated as of November 13, 2003 (the “Intercompany Subordination Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the Lenders wish to grant certain consents to the provisions of the Credit Agreement, and the parties hereto wish to amend certain provisions of the Credit Agreement and the Intercompany Subordination Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:

I. Amendments and Consents to Credit Agreement.

1. Section 4.02(d) of the Credit Agreement is hereby amended by inserting the text “and excluding Excluded Permitted Senior Unsecured Notes Proceeds” immediately after the text “Section 9.04 as in effect on the Effective Date” appearing in said Section.

2. Section 6A of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately after the text “7.05(a)(ii)” appearing in the preamble of said Section and inserting a comma in lieu thereof and (ii) inserting the text “and (z) Revolving Loans and/or Swingline Loans made on the FIRST Redemption Date to finance the Existing 2006 Floating Rate Senior Subordinated Notes Redemption” immediately after the text “1.01(d)” appearing in the preamble of said Section.

3. Section 6B of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately after the text “Existing Senior Notes Refinancing” appearing in the preamble of said Section and inserting a comma in lieu thereof, (ii) inserting the text “and (iii) Revolving Loans (if any) made on the FIRST Redemption Date to finance the Existing 2006 Floating Rate Senior Subordinated Notes Redemption” immediately after the text “1.01(d)” appearing in the preamble of said Section, and (iii) deleting the text “(excluding Swingline Loans (if any) made on the Redemption Date to finance the Existing Senior Notes Refinancing)” appearing in the preamble of said Section and inserting the text “(excluding Swingline Loans (if any) made (i) on the Redemption Date to finance the Existing Senior Notes Refinancing and (ii) on the FIRST Redemption Date to finance the Existing 2006 Floating Rate Senior Subordinated Notes Redemption)” in lieu thereof.

4. Section 6C of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 6C in lieu thereof:

“SECTION 6C. Special Condition Precedent to Incurrence of Loans on the Redemption Date and the FIRST Redemption Date. The obligation of each Lender to make Loans on (x) the Redemption Date to finance the Existing Senior Notes Refinancing and for any other purposes specified in Section 7.05(a)(ii) and (y) on the FIRST Redemption Date to finance the Existing 2006 Floating Rate Senior Subordinated Notes Redemption, is subject to the satisfaction of the following condition:

6C.01 No Payment or Bankruptcy Default or Event of Default. On each of the Redemption Date and the FIRST Redemption Date, there shall exist no Default under Section 10.01 or 10.05 and no Event of Default under Section 10.01 or 10.05.”.

5. Section 7 of the Credit Agreement is hereby amended by deleting the text “(other than the incurrence of Loans on the Redemption Date to finance the Existing Senior Notes Refinancing)” appearing in the preamble of said Section and inserting the text “(other than the incurrence of Loans (x) on the Redemption Date to finance the Existing Senior Notes Refinancing and (y) on the FIRST Redemption Date to finance the Existing 2006 Floating Rate Senior Subordinated Notes Redemption)” in lieu thereof.

6. Section 7.03(ii) of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing after the text “the other Existing Indebtedness Agreements” in said Section and inserting a comma in lieu thereof and (ii) inserting the text “and the Permitted Senior Unsecured Notes Indenture” immediately following the text “the New Senior Subordinated Notes Indenture” appearing in said Section.

7. Section 8.01(d) of the Credit Agreement is hereby amended by inserting the text “(or, on and after the issuance of any Permitted Senior Unsecured Notes, the Adjusted Senior Secured Leverage Ratio)” immediately after the text “Adjusted Total Leverage Ratio” appearing in said Section.

8. On the date of the issuance of any Permitted Senior Unsecured Notes, Section 8.01(d) of the Credit Agreement shall be amended by deleting the text “, 9.09” appearing in such Section.

9. Section 8.01(k) of the Credit Agreement is hereby amended by inserting the text “or of the Permitted Senior Unsecured Notes” immediately following the text “or of the New Senior Subordinated Notes” appearing in said Section.

10. Section 8.17 of the Credit Agreement is hereby amended by inserting the following new clauses (d), (e) and (f) immediately following clause (c) of said Section:

“(d) If the aggregate Net Cash Proceeds from the issuance of Permitted Senior Unsecured Notes equals or exceeds $77,500,000, within 10 days following the date of the issuance of such Permitted Senior Unsecured Notes, Holdings shall have mailed (or caused to be mailed) an irrevocable notice of redemption with respect to the Existing 2006 Floating Rate Senior Subordinated Notes pursuant to, and in accordance with the requirements of, the Existing 2006 Senior Subordinated Notes Indenture.

(e) On the first Business Day that is 30 or more days following the date of the mailing of the irrevocable notice of redemption referred to in preceding clause (d) of this Section 8.17 (the “FIRST Redemption Date”), Holdings shall redeem all of the Existing 2006 Floating Rate Senior Subordinated Notes pursuant to, and in accordance with the terms of, the call provisions of the Existing 2006 Senior Subordinated Notes Indenture and (y) pay all accrued and unpaid interest and related call premiums owing with respect thereto (collectively, the “Existing 2006 Floating Rate Senior Subordinated Notes Redemption”).

(f) As soon as practicable following the FIRST Redemption Date (but in any event within 15 days following such date or such later date as determined by the Administrative Agent in its sole discretion), the Administrative Agent shall have received evidence of the discharge of the Existing 2006 Floating Rate Senior Subordinated Notes (and all obligations under the Existing 2006 Senior Subordinated Notes Indenture relating to the Existing 2006 Floating Rate Senior Subordinated Notes) from the trustee for the Existing 2006 Floating Rate Senior Subordinated Notes, which evidence shall be in form and substance satisfactory to the Administrative Agent.”.

11. Section 9.01(c) of the Credit Agreement is hereby amended by inserting the following text before the period at the end of said Section:

“provided, however, that Holdings may engage in those activities, and incur liabilities, that are incidental to (x) its maintenance and ordinary course operation as a corporate “holding company” (including as an issuer of public securities), (y) the entering into, and the performance of its obligations under, this Agreement and the other Documents to which it is a party and (z) legal, tax and accounting matters (including the incurrence of corporate overhead expenses).”.

12. Section 9.04 of the Credit Agreement is hereby amended by (i) inserting the text “prior to the FIRST Redemption Date,” immediately prior to the text “unsecured Indebtedness” appearing in clause (p) of said Section, (ii) deleting the word “and” at the end of clause (p) of said Section, (iii) deleting the period at the end of clause (q) of said Section and inserting the text “; and” in lieu thereof and (iv) inserting the following new clause (r) immediately following clause (q) of said Section:

“(r) unsecured Indebtedness of the Borrower and QD Capital (as co-issuers), and unsecured guarantees thereof by the Guarantors (and so long as same remain Guarantors), under the Permitted Senior Unsecured Notes and the other Permitted Senior Unsecured Notes Documents in an aggregate principal amount at any time outstanding not to exceed the Maximum Permitted Senior Unsecured Notes Amount as then in effect, so long as (i) all such Indebtedness is incurred in accordance with the requirements of the definition of Permitted Senior Unsecured Notes, (ii) no Default or Event of Default shall exist both immediately before and immediately after giving effect to the incurrence thereof, (iii) on the date of issuance of the Permitted Senior Unsecured Notes, calculations are made by the Borrower demonstrating compliance with the financial covenant contained in Section 9.10 (as amended by the First Amendment) for the Calculation Period most recently ended prior to the date of the issuance of Permitted Senior Unsecured Notes for which financial statements are available, determined on a Pro Forma Basis (after giving effect to the respective issuance of Permitted Senior Unsecured Notes), (iv) Net Cash Proceeds from the issuance of Permitted Senior Unsecured Notes of at least $70,000,000 shall have been be applied to repay Term Loans in a like principal amount in accordance with the requirements of Section 4.02(d), (v) the Administrative Agent shall have received an opinion of counsel (which may be in the form of one or more reliance letters) in form, scope and substance reasonably satisfactory to the Administrative Agent, covering such matters incident to the issuance of the Permitted Senior Unsecured Notes as the Administrative Agent may reasonably request and (vi) the Borrower shall have furnished to the Administrative Agent a certificate from an Authorized Officer of the Borrower certifying (x) to the best of his or her knowledge, as to compliance with the requirements of this Section 9.04(r) and containing the calculations (in reasonable detail) required by the preceding clause (iii) and (y) the provisions of the New Senior Subordinated Notes Indenture under which the incurrence of the Permitted Senior Unsecured Notes will be justified.”.

13. Section 9.05(q) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of sub-clause (i) of said Section and inserting a comma in lieu thereof and (ii) inserting the following new sub-clause (iii) immediately prior to the semi-colon appearing at the end of said Section:

“and (iii) the Borrower may make intercompany loans to Holdings on the FIRST Redemption Date, so long as (x) Holdings shall have utilized the full amount of the proceeds of such intercompany loan on such date to pay accrued interest, principal and related premiums of or on the Existing 2006 Floating Rate Senior Subordinated Notes pursuant to the Existing 2006 Floating Rate Senior Subordinated Notes Redemption and

(y) any such intercompany loan is evidenced by an Intercompany Note pledged to the Collateral Agent pursuant to the U.S. Pledge Agreement (it being understood that this sub-clause (iii) shall be alternative to, but duplicative of, the Borrower’s right to Dividend cash to Holdings on the FIRST Redemption Date for such purposes pursuant to Section 9.06(xviii))”.

14. Section 9.06 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xv) of said Section, (ii) deleting the period at the end of clause (xvi) of said Section and inserting a semi-colon in lieu thereof and (iii) inserting the following new clauses (xvii) and (xviii) immediately following clause (xvi) of said Section:

“(xvii) the Borrower may pay cash Dividends to Holdings in an aggregate amount not to exceed $5,000,000 to enable Holdings to (I) make payments to plaintiffs and their counsel in respect of the settlement of shareholder litigation, (II) pay corporate expenses and/or (III) pay Dividends to its shareholders, so long as (x) no Default or Event of Default then exists or would exist immediately after giving effect thereto and (y) Holdings promptly (and in any event within 5 Business Days of the receipt thereof) uses the proceeds of such Dividends to make the permitted payments described above in this clause (xvii); and

(xviii) the Borrower may pay cash Dividends to Holdings on the FIRST Redemption Date, which in turn shall immediately utilize the full amount of such cash Dividends on such date to pay accrued interest, principal and related call premiums of or on the Existing 2006 Floating Rate Senior Subordinated Notes pursuant to the Existing 2006 Floating Rate Senior Subordinated Notes Redemption (it being understood that this Section 9.06(xviii) shall be alternative to, but not duplicative of, the Borrower’s right to make intercompany loans to Holdings for the purposes described above pursuant to Section 9.05(q)(iii)).”.

15. Notwithstanding anything to the contrary contained in Section 9.09 or elsewhere in the Credit Agreement, on and after the date of the issuance of any Permitted Senior Unsecured Notes, (x) Holdings and its Subsidiaries shall no longer be obligated to comply with the financial covenant set forth in Section 9.09 of the Credit Agreement (including, without limitation, for purposes of Section 8.15 of the Credit Agreement) and (y) Sections 8.15(a), 9.12(ii)(u), 9.13(c) and the definitions of “Pro Forma Basis” and “Unrestricted Subsidiary” appearing in Section 11 of the Credit Agreement shall be amended by deleting the text “Sections 9.09 and 9.10” in each place such text appears in said Section or definition, as the case may be, and in each case inserting the text “Section 9.10” in lieu thereof.

16. On the date of the issuance of any Permitted Senior Unsecured Notes, Section 9.10 of the Credit Agreement shall be deleted in its entirety and amended to read as follows:

“9.10 Adjusted Senior Secured Leverage Ratio. Holdings will not permit the Adjusted Senior Secured Leverage Ratio on the last day of any fiscal quarter specified below to exceed the respective ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ended	Ratio
March 31, 2005	2.25:1.00
June 30, 2005	2.25:1.00
September 30, 2005	2.25:1.00
December 31, 2005	2.25:1.00
March 31, 2006	2.25:1.00
June 30, 2006	2.25:1.00
September 30, 2006	2.25:1.00
December 31, 2006 and thereafter	2.00:1.00

Notwithstanding anything contrary contained above or elsewhere in this Agreement, (i) all calculations of compliance with this Section 9.10 shall be made on a Pro Forma Basis and (ii) in no event shall the Adjusted Senior Secured Leverage Ratio be greater than the Maximum Permitted Acquisition Senior Secured Leverage Ratio upon the consummation of, and after giving effect on a Pro Forma Basis to, any Permitted Acquisition.”.

17. Section 9.12 of the Credit Agreement is hereby amended by (i) deleting the first reference to “any Existing 2006 Floating Rate Senior Subordinated Notes” appearing in clause (ii) of said Section and inserting the text “any Existing 2006 Floating Rate Senior Subordinated Notes (other than pursuant to the Existing 2006 Floating Rate Senior Subordinated Notes Redemption), any Permitted Senior Unsecured Notes,” in lieu thereof, (ii) inserting the text “and Permitted Exchange Senior Unsecured Notes may be issued as contemplated by the definition of Permitted Senior Unsecured Notes and consistent with the definition of Permitted Exchange Senior Unsecured Notes” immediately prior to the semi-colon appearing in subclause (y) of the proviso appearing in clause (ii) of said Section, (iii) inserting the text “(after the execution and delivery thereof) any Permitted Senior Unsecured Notes Document,” immediately following the text “any New Senior Subordinated Note Document,” appearing in clause (iv) of said Section and (iv) inserting the text “(it being understood that the execution and delivery of a supplemental indenture and related documents in order to add a guarantor pursuant to the existing terms of the indentures governing any of the foregoing Indebtedness shall not be construed as a modification)” immediately following the text “Subordinated Refinancing Indebtedness” appearing in clause (iv) of said Section.

18. Section 9.14 of the Credit Agreement is hereby amended by (i) inserting the text “, any Permitted Senior Unsecured Notes” immediately following the text “New Senior Subordinated Notes” appearing in clause (xiv) of said Section, (ii) deleting the text “and” appearing at the end of clause (xiv) of said Section and inserting a comma in lieu thereof and (iii) inserting the following new text immediately before the period at the end of said Section:

“and (xvi) on and after the issuance of any Permitted Senior Unsecured Notes, the Permitted Senior Unsecured Notes Documents”.

19. The definition of “Documents” appearing in Section 11 of the Credit Agreement is hereby amended by (i) redesignating clause (vi) of said definition as clause (vii) thereof and (ii) inserting the text “, (vi) on and after the execution and delivery thereof, the Permitted Senior Unsecured Notes Documents” immediately after the text “Conversion Documents” appearing in said definition.

20. The definition of “L/C Supportable Indebtedness” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, the Permitted Senior Unsecured Notes” immediately following the text “the New Senior Subordinated Notes” appearing in said definition.

21. The definition of “New Exchange Senior Subordinated Notes” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “the terms of which, if not substantially identical to the terms of the New Senior Subordinated Notes, shall be” immediately prior to the text “on market terms” appearing in said definition.

22. The definition of “Pro Forma Basis” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, the Adjusted Senior Secured Leverage Ratio” immediately following the text “Adjusted Total Leverage Ratio” appearing in clause (v) of said definition.

23. Section 11 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“Adjusted Senior Secured Leverage Ratio” shall mean, on any date, the ratio of (i) Consolidated Senior Secured Debt on such date to (ii) Consolidated EBITDA for the Test Period most recently ended on or prior to such date. All calculations of the Adjusted Senior Secured Leverage Ratio shall be made on a Pro Forma Basis, with determinations of Adjusted Senior Secured Leverage Ratio to give effect to all adjustments (including, without limitation, those specified in clauses (iv) and (v)) contained in the definition of “Pro Forma Basis” contained herein.

“Consolidated Senior Secured Debt” shall mean all Consolidated Debt of Holdings and its Subsidiaries that is secured by a Lien on any property or assets owned by Holdings or any of its Subsidiaries; provided that the term “Consolidated Senior Secured Debt” shall not include any Consolidated Debt that is subordinated in right of payment to the Obligations, the Guaranteed Obligations and the Guaranteed Obligations (as defined in the Subsidiaries Guaranty) pursuant to effective subordination provisions that are reasonably satisfactory to the Administrative Agent.

“Excluded Permitted Senior Unsecured Notes Proceeds” shall mean Net Cash Proceeds received by the Borrower and/or QD Capital from the issuance of Permitted Senior Unsecured Notes to the extent in excess of $70,000,000 but less than $100,000,000; provided, however, that in the event that cash (whether consisting of cash on hand or proceeds of Revolving Loans and/or Swingline Loans) is not utilized to finance the Existing 2006 Floating Rate Senior Subordinated Notes Redemption in accordance with the requirements of (and within the time period specified in) Section 8.17(e), the lesser of (x) the amount of such excess Net Cash Proceeds or (y) $7,500,000 of such excess Net Cash Proceeds, shall cease to qualify as “Excluded Permitted Senior Unsecured Notes Proceeds” on the last day of such required time period and the Borrower shall be obligated to make the payment required by Section 4.02(d) in an amount equal to non-excluded excess Net Cash Proceeds as if same had never constituted “Excluded Permitted Senior Unsecured Notes Proceeds”.

“Existing 2006 Floating Rate Senior Subordinated Notes Redemption” shall have the meaning provided in Section 8.17.

“First Amendment” shall mean the First Amendment to this Agreement, dated as of January 20, 2005.

“FIRST Redemption Date” shall have the meaning provided in Section 8.17.

“Maximum Permitted Acquisition Senior Secured Leverage Ratio” shall mean, at any time, the maximum Adjusted Senior Secured Leverage Ratio which may exist pursuant to Section 9.10 without giving rise to a Default or Event of Default at such time, adjusted by reducing the ratio appearing in such maximum Adjusted Senior Secured Leverage Ratio by 0.25.

“Maximum Permitted Senior Unsecured Notes Amount” shall mean, at any time, an amount equal to the remainder of (x) the initial aggregate principal amount of Permitted Senior Unsecured Notes actually issued by the Borrower and QD Capital in reliance on Section 9.04(r) as of the date of issuance of such Permitted Senior Unsecured Notes minus (y) the amount of any repayments of principal of Permitted Senior Unsecured Notes after the date of issuance thereof.

“Permitted Exchange Senior Unsecured Notes” shall mean senior unsecured notes issued in exchange for Permitted Senior Unsecured Notes pursuant to the Permitted Senior Unsecured Notes Indenture, which Permitted Exchange Senior Unsecured Notes are substantially identical securities to the originally issued Permitted Senior Unsecured Notes and shall be issued pursuant to a registered exchange offer or private exchange offer for the Permitted Senior Unsecured Notes the terms of which, if not substantially identical to the terms of the Permitted Senior Unsecured Notes, shall be on market terms reasonably satisfactory to the Administrative Agent; provided that in no event will the issuance of any Permitted Exchange Senior Unsecured Notes increase the aggregate principal amount of Permitted Senior Unsecured Notes theretofore outstanding or otherwise result in an increase in the interest rate applicable to the Permitted Senior Unsecured Notes theretofore outstanding.

“Permitted Senior Unsecured Notes” shall mean Indebtedness of the Borrower and QD Capital (as co-issuers) evidenced by senior notes, so long as (a) such Indebtedness is incurred on or prior to September 30, 2005, (b) such

Indebtedness has a final maturity no earlier than the fifth anniversary of the date of incurrence thereof, (c) such Indebtedness does not provide for any amortization, sinking fund provision or required prepayment or redemption (other than by way of “change of control” and “asset sale offer to purchase” covenants), (d) such Indebtedness does not (x) add guarantors or primary obligors different from that which applied to the New Senior Subordinated Notes, (y) provide for collateral security or (z) provide for financial maintenance covenants, (e) all other terms and conditions of such Indebtedness (including, without limitation, voting rights, defaults, remedies and “change of control”, “asset sale offer to purchase” and other covenants) conform with the terms and conditions applicable to the “Senior Notes” described in the “Description of Notes” delivered to the Administrative Agent and the Lenders prior to the execution and delivery of the First Amendment, except to the extent any such deviation from such terms and conditions is consented to by the Administrative Agent (such consent not to be unreasonably withheld or delayed if such deviation is on “market terms” for a private placement of senior notes under Rule 144A of the Securities Act) and (f) the documentation governing such Indebtedness is otherwise reasonably satisfactory to the Administrative Agent (as set forth in a written acknowledgement to the Borrower), as such Indebtedness may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein (other than for purposes of the definition of “Permitted Exchange Senior Unsecured Notes”), the term “Permitted Senior Unsecured Notes” shall also include any Permitted Exchange Senior Unsecured Notes issued pursuant to the respective Permitted Senior Unsecured Notes Indenture in exchange for theretofore outstanding Permitted Senior Unsecured Notes as contemplated by the definition of Permitted Exchange Senior Unsecured Notes.

“Permitted Senior Unsecured Notes Documents” shall mean the Permitted Senior Unsecured Notes Indenture, the Permitted Senior Unsecured Notes and each other agreement, document or instrument relating to the issuance of the Permitted Senior Unsecured Notes, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

“Permitted Senior Unsecured Notes Indenture” shall mean any indenture or similar agreement entered into in connection with the issuance of Permitted Senior Unsecured Notes, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

24. Section 13.07 of the Credit Agreement is hereby amended by inserting the text “, the Adjusted Senior Secured Leverage Ratio” immediately following the text “Adjusted Total Leverage Ratio” appearing in said Section.

II. Amendments to Intercompany Subordination Agreement.

1. The Intercompany Subordination Agreement is hereby amended by inserting the following new recitals thereto immediately following the ninth recital appearing therein:

“WHEREAS, Holdings and the Borrower may from time to time issue Permitted Senior Unsecured Notes (with the holders from time to time of such Permitted Senior Unsecured Notes being herein called the “Permitted Senior Unsecured Noteholders”) pursuant to the Permitted Senior Unsecured Notes Indenture;

WHEREAS, Holdings and certain Subsidiary Guarantors may from time to time guarantee the repayment in full of the Permitted Senior Unsecured Notes pursuant to the Permitted Senior Unsecured Notes Indenture;

WHEREAS, it is a condition precedent to the issuance of Permitted Senior Unsecured Notes that this Agreement be amended as provided in the First Amendment;”

2. The tenth recital to the Intercompany Subordination Agreement is hereby amended by (i) deleting the word “and” immediately following the text “Existing Senior Subordinated Secured Notes Documents” and inserting a comma in lieu thereof and (ii) inserting the text “and the Permitted Senior Unsecured Notes Documents” immediately following the text “New Senior Subordinated Notes Documents” appearing in said recital.

3. The definition of “Senior Creditors” appearing in Section 7 of the Intercompany Subordination Agreement is hereby amended by (i) deleting the word “and” appearing immediately following the text “Existing Senior Subordinated Secured Noteholders” and inserting a comma in lieu thereof and (ii) inserting the text “and the Permitted Senior Unsecured Noteholders” immediately following the text “New Senior Subordinated Noteholders” appearing in said definition.

4. The definition of “Senior Indebtedness” appearing in Section 7 of the Intercompany Subordination Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (iii) of said definition, (ii) deleting the period at the end of clause (iv) of said definition and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (v) immediately following clause (iv) of said definition:

“(v) all Obligations (including Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Credit Party to the Permitted Senior Unsecured Noteholders, now existing or hereafter incurred under, arising out of or in connection with any Permitted Senior Unsecured Notes Documents (including, without limitation, all such obligations and liabilities under any guarantees relating thereto) and the due performance and compliance by each Credit Party with the terms of each such Permitted Senior Unsecured Notes Document (all such obligations and liabilities under this clause (v) being herein collectively called the “Permitted Senior Unsecured Note Obligations”).”.

III. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this First Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both immediately before and after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, the Intercompany Subordination Agreement or any other Credit Document.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when Holdings, the Borrower, Lenders constituting the Required Lenders and Lenders constituting the Majority Lenders holding Revolving Loan Commitments shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number 212-354-8113). The Administrative Agent will give the Borrower and the Lenders prompt notice of the occurrence of the First Amendment Effective Date.

6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the Intercompany Subordination Agreement shall be deemed to be references to the Credit Agreement or the Intercompany Subordination Agreement, as the case may be, as modified hereby.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

QUALITY DISTRIBUTION, INC.

By:	/s/ Timothy B. Page
Title:	Chief Financial Officer

QUALITY DISTRIBUTION, LLC

By:	/s/ Timothy B. Page
Title:	Chief Financial Officer

QD CAPITAL CORPORATION

By:	/s/ Timothy B. Page
Title:	Chief Financial Officer

QUALITY CARRIERS, INC.

By:	/s/ Timothy B. Page
Title:	Chief Financial Officer

CHEMICAL LEAMAN CORPORATION

By:	/s/ Timothy B. Page
Title:	Chief Financial Officer

TRANSPLASTICS, INC.

By:	/s/ Timothy B. Page
Title:	Chief Financial Officer

ENVIROPOWER, INC.

By:	/s/ Timothy B. Page
Title:	Chief Financial Officer

FLEET TRANSPORT COMPANY, INC.

By:	/s/ Timothy B. Page
Title:	Chief Financial Officer

QUALA SYSTEMS, INC.

By:	/s/ Jean Bouchard
Title:	Vice President

QSI SERVICES, INC.

By:	/s/ Timothy B. Page
Title:	Chief Financial Officer

POWER PURCHASING, INC.

By:	/s/ Timothy B. Page
Title:	Chief Financial Officer

AMERICAN TRANSINSURANCE GROUP, INC.

By:	/s/ Timothy B. Page
Title:	Chief Financial Officer

M T L OF NEVADA

By:	/s/ James Rakitsky
Title:	President

MEXICO INVESTMENTS, INC.

By:	/s/ Timothy B. Page
Title:	Chief Financial Officer

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent and Collateral Agent

By:	/s/ Robert Hetú
Title:	Director

By:	/s/ Vanessa Gomez
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT, DATED AS OF JANUARY 20, 2005, AMONG QUALITY DISTRIBUTION, INC., QUALITY DISTRIBUTION, LLC, VARIOUS SUBSIDIARIES OF QUALITY DISTRIBUTION, LLC, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, AS DOCUMENTATION AGENT, DEUTSCHE BANK SECURITIES INC. AND BEAR STEARNS CORPORATE LENDING INC., AS CO-SYNDICATION AGENTS, AND CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

ARES Leverage Investment Fund II, L.P.

By: ARES Management II, L.P.
Its: General Partner

By:	/s/ Seth J. Brufsky
Title:	Vice President

ARES III CLO Ltd.

By: ARES CLO Management, LLC
Its: Investment Manager

By:	/s/ Seth J. Brufsky
Title:	Vice President

ARES IV CLO Ltd.

By: ARES CLO Management IV, L.P., Investment Manager

By: ARES CLO GP IV, LLC
Its: Managing Member

By:	/s/ Seth J. Brufsky
Title:	Vice President

ARES V CLO Ltd.

By: ARES CLO Management V, L.P., Investment Manager

By: ARES CLO GP V, LLC
Its: Managing Member

By:	/s/ Seth J. Brufsky
Title:	Vice President

ARES VI CLO Ltd.

	By:	ARES CLO Management VI, L.P., Investment Manager

	By:	ARES CLO GP VI, LLC
	Its:	Managing Member

By:	/s/ Seth J. Brufsky
Title:	Vice President

ARES VII CLO Ltd.

	By:	ARES CLO Management VII, L.P., Investment Manager

	By:	ARES CLO GP VII, LLC
	Its:	General Partner

By:	/s/ Seth J. Brufsky
Title:	Vice President

ARES VIII CLO Ltd.

	By:	ARES CLO Management VIII, L.P., Investment Manager

	By:	ARES CLO GP VIII, LLC
	Its:	General Partner

By:	/s/ Seth J. Brufsky
Title:	Vice President

Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC, as Term Lender

By:	/s/ Diane Exter
Title:	Managing Director/Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ Diane Exter
Title:	Managing Director/Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for
Race Point II CLO, Limited, as Term Lender

By:	/s/ Diane Exter
Title:	Managing Director/Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for
Avery Point CLO, Limited, as Term Lender

By:	/s/ Diane Exter
Title:	Managing Director/Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for
Castle Hill III CLO, Limited, as Term Lender

By:	/s/ Diane Exter
Title:	Managing Director/Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for
Castle Hill II-Ingots, Limited, as Term Lender

By:	/s/ Diane Exter
Title:	Managing Director/Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for
Castle Hill I Ingots, Limited, as Term Lender

By:	/s/ Diane Exter
Title:	Managing Director/Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for
Loan Funding XI, LLC, as Term Lender

By:	/s/ Diane Exter
Title:	Managing Director/Portfolio Manager

Sankaty High Yield Partners II, L.P.

By:	/s/ Diane Exter
Title:	Managing Director/Portfolio Manager

HARBOUR TOWN FUNDING LLC

By:	/s/ Meredith J. Koslick
Title:	Assistant Vice President

LONG LANE MASTER TRUST IV

By:	/s/ Diana M. Himes
Title:	Authorized Agent

BEAR STERNS CORPORATE LENDING INC.

By:	/s/ Victor Bulzacchelli
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marguerite Sutton
Title:	Vice President

JPMORGAN CHASE BANK, NA

By:	/s/ Karen May Sharf
Title:	Vice President

Morgan Stanley Prime Income Trust

By:	/s/ Kevin T. Egan
Title:	Executive Director

VAN KAMPEN SENIOR LOAN FUND

By: Van Kampen Investment Advisory Corp.

By:	/s/ Christina Jamieson
Title:	Executive Director

VAN KAMPEN SENIOR INCOME TRUST

By: Van Kampen Investment Advisory Corp.

By:	/s/ Christina Jamieson
Title:	Executive Director